UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 22, 2006
                Date of Report (Date of earliest event reported)

                                NYSE GROUP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      001-32829                20-2786071
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
            incorporation)                                   Identification No.)


              11 WALL STREET
            NEW YORK, NEW YORK                                 10005
      (Address of principal executive                        (Zip Code)
                 offices)

Registrant's telephone number, including area code: (212) 656-3000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

On May 22, 2006, NYSE Group, Inc. ("NYSE Group") confirmed in a letter to the Chairmen of the Euronext N.V. Supervisory and Management Boards the terms of a business combination proposal under discussion between NYSE Group and Euronext N.V. and issued a press release concerning that letter. A copy of the press release and the letter are attached hereto as exhibits 99.1 and 99.2, respectively, and incorporated herein by reference. On the same day, NYSE Group held an investor conference call on the proposed business combination. A copy of the slides made publicly available in connection with such conference call and the transcript of such conference call are attached hereto as exhibits 99.3 and 99.4, respectively.

Under terms of the proposal, each share of NYSE Group would be converted into one share of common stock of the combined company, which would be named "NYSE Euronext." Holders of Euronext ordinary shares would be offered the right to exchange each of their shares for 0.98 shares of NYSE Euronext stock and
(euro)21.32 in cash. The transaction is based on a fixed ratio of 1.4000 shares of the combined company for each Euronext ordinary share, with 30% of the aggregate consideration paid in cash. The transaction terms also assume Euronext will pay to its shareholders its ordinary dividend of (euro)1 per share this year and its previously announced extraordinary dividend of (euro)3 per share.

Under the terms of the proposal, the common stock of the combined company will be listed on both the New York Stock Exchange and Euronext, and traded in the local currency on each market.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)     EXHIBITS

Exhibit Number      Description

99.1 Press release entitled "NYSE Group, Inc. Proposes Historic Business Combination With Euronext N.V.," dated May 22, 2006.

99.2 Letter from John A. Thain, Chief Executive Officer of NYSE Group, and Marshall N. Carter, Chairman of the Board of Directors of NYSE Group, to Jan-Michiel Hessels, Chairman of the Supervisory Board of Euronext N.V., and Mr. Jean-Francois Theodore, Chief Executive Officer and Chairman of the Managing Board of Euronext N.V., dated May 22, 2006.

99.3 Slide presentation made available in connection with investor conference call regarding the proposed NYSE Group/Euronext N.V. business combination held on May 22, 2006 (solely furnished and not filed for purposes of Item 8.01).

99.4 Transcript of investor conference call regarding the proposed NYSE Group/Euronext N.V. business combination, held on May 22, 2006 (solely furnished and not filed for purposes of Item 8.01).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NYSE GROUP, INC.

Dated: May 22, 2006             By:   /s/ Richard P. Bernard
                                   ---------------------------------------------
                                   Name:    Richard P. Bernard
                                   Title:   Executive Vice President and
                                            General Counsel
















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                                  EXHIBIT INDEX


Exhibit Number      Description

99.1 Press release entitled "NYSE Group, Inc. Proposes Historic Business Combination With Euronext N.V.," dated May 22, 2006.

99.2 Letter from John A. Thain, Chief Executive Officer of NYSE Group, and Marshall N. Carter, Chairman of the Board of Directors of NYSE Group, to Jan-Michiel Hessels, Chairman of the Supervisory Board of Euronext N.V., and Mr. Jean-Francois Theodore, Chief Executive Officer and Chairman of the Managing Board of Euronext N.V., dated May 22, 2006.

99.3 Slide presentation made available in connection with investor conference call regarding the proposed NYSE Group/Euronext N.V. business combination held on May 22, 2006 (solely furnished and not filed for purposes of Item 8.01).

99.4 Transcript of investor conference call regarding the proposed NYSE Group/Euronext N.V. business combination, held on May 22, 2006 (solely furnished and not filed for purposes of Item 8.01).




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This Current Report on Form 8-K (including information included or incorporated by reference herein), the press release, the presentation materials and statements that NYSE Group, Inc. ("NYSE Group") has made during the conference call/webcast may contain, among other things, certain forward-looking statements, which involve a number of risks and uncertainties. NYSE Group cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group's filings with the U.S. Securities Exchange Commission (the "SEC"), including its Report on Form 10-K for the fiscal year ending December 31, 2005 which is available on NYSE Group's website at http://www.nyse.com and the SEC's website at SEC's Web site at www.sec.gov. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION
---------------------------------------------
In connection with the proposed business combination transaction, NYSE Group expects that a newly formed holding company will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of NYSE Group that also constitutes a prospectus of the newly formed holding company. NYSE Group will mail the proxy statement/prospectus to its stockholders and the prospectus will be mailed to Euronext shareholders.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION TRANSACTION IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

You may obtain a free copy of the proxy statement/prospectus (if and when available) and other related documents filed by NYSE Group and the newly formed holding company with the SEC at the SEC's Web site at www.sec.gov. The proxy statement/prospectus (if and when it becomes available) and the other documents may also be obtained for free by accessing NYSE Group's Web site at http://www.nyse.com.

NYSE Group and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Group stockholders in respect of the proposed business combination transaction. You can find information about NYSE Group's executive officers and directors in NYSE Group's definitive proxy statement filed with the SEC on April 11, 2006. You can obtain free copies of these documents and of the proxy statement prospectus (when it becomes available) from NYSE Group by contacting its investor relations department.

Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such


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offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.